Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent events
22. Subsequent events
In November 2018, Ardmore agreed to terms for the sale of the Ardmore Seatrader. Ardmore exercised its purchase option for the vessel under the finance lease on January 2, 2019 and repaid all amounts outstanding under the finance lease. The price for the subsequent sale of the vessel by Ardmore was $8.3 million, which was paid upon delivery of the vessel to the buyer on January 9, 2019.
On January 2, 2019, ASC granted 176,659 Restricted Stock Units (RSUs) to certain of its officers and directors. Under an RSU award, the grantee is entitled to receive a share of ASC’s common stock for each RSU at the end of the vesting period. Payment under the RSU will be made in the form of shares of ASC’s common stock. The cost of RSUs will be recognized by the Company on a straight-line basis. The Company’s policy for issuing shares upon the exercise, if any, of the RSUs is to register and issue new common shares to the beneficiary.
On February 1, 2019, Ardmore agreed to terms for the sale of the Ardmore Seamaster at a price of $9.7 million. The vessel is expected to deliver to the buyer in February, 2019.